UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Enhabit’s President and Chief Executive Officer Barbara Jacobsmeyer and Chief Financial Officer Crissy Carlisle will participate in a fireside chat at the Goldman Sachs 45th Annual Global Healthcare Conference on Tuesday, June 11, at 10 a.m.EDT (the “Conference”). The fireside chat will be webcast live and available for replay at https://investors.ehab.com. A copy of the supplemental information which will be discussed during the Conference is provided below:

enhabit
Home Health & Hospice

Goldman Sachs Global Healthcare Conference

June 11th 2024

Disclaimers

Forward looking statements

Statements contained in this presentation which are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking information speaks only as of the date hereof, and Enhabit undertakes no duty to publicly update or revise such forward-looking information, whether as a result of new information, future events, or otherwise. Such forward-looking statements are based upon current information and involve a number of risks and uncertainties, many of which are beyond our control. Actual events or results may differ materially from those anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which could cause actual events or results to differ materially from our present expectations include, but are not limited to, our ability to execute on our strategic plans, regulatory and other developments impacting the markets for our services, changes in reimbursement rates, general economic conditions, changes in the episodic versus non-episodic mix of our payers, the case mix of our patients, and payment methodologies, our ability to attract and retain key management personnel and health care professionals, potential disruptions or breaches of our or our vendors', payors', and other contact counterparties' information systems, the outcome of litigation, our ability to successfully complete and integrate de novo locations, acquisitions, investments, and joint ventures, our ability to successfully integrate technology in our operations, our ability to control costs, particularly labor and employee benefit costs, and impacts resulting from the announcement of the conclusion of the strategic review process. Additional information regarding risks and factors that could cause actual results to differ materially from those expressed or implied by any forward-looking statement in this press release are described in reports filed with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, copies of which are available on the Company's website at http://investors.ehab.com and free of charge through the website maintained by the SEC at www.sec.gov.

Note regarding presentation of same-store comparisons

The Company uses "same-store" comparisons to explain the changes in certain performance metrics and line items within its financial statements. Same-store comparisons are calculated based on home health and hospice locations open throughout both the full current period and the immediately prior period presented. These comparisons include the financial results of market consolidation transactions in existing markets, as it is difficult to determine, with precision, the incremental impact of these transactions on the Company's results of operations.

2024 Priorities

Home Health

- Stabilize Medicare as a % of total home health revenue
- Leverage payor innovation strategy
  - Improve Medicare Advantage rates
  - Shift away from lower rate contracts
- Grow through increased clinical staffing, ability to accept new payors and alignment of clinical resource utilization with patient acuity and complexities

Hospice

- Grow census through improved staffing capacity with case management model
- Gain operating leverage in hospice fixed cost structure by growing census
- Increase use of analytics to drive high-quality care via case management model
- Focus on efficiencies in referral to admission process

De Novos

- Open 10 de novo locations
- Ramp up staffing, referral and admission growth in de novo locations opened in 2023

People Strategy

- Continue to increase net full-time nursing and therapy headcount to support home health growth
- Focus on employee engagement to retain workforce

Home Health - Stabilize Traditional Medicare

Traditional Medicare as a percent of home health revenue is in line with peers



78%
76%
75%
75%
73%
69%
66%
68%
63%
61%
68%
67%
65%
66%
65%
63%
63%
62%
62%
59%
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Enhabit
Amedsys

For basis of presentation, Enhabit figures are excluding private duty

- Enhabit's home health business historically had a relatively high mix of Medicare business
- Anticipate mix shift to follow industry trends going forward
- Growth in Medicare Advantage elections increases the relevance of mix shift impact on the referral source relationship
- Between 2020 and 2023 enrollment in Medicare Advantage plans has increased 29% *(KFF: Medicare Advantage in 2023: Enrollment Update and Key Trends (Aug 09, 2023))*

Home Health - Payor Innovation

Payor innovation strategy continues to foster Medicare Advantage growth.

38% of non-Medicare visits are now in payor innovation contracts at improved rates.

Visits from payor innovation contracts as a percentage of total non-Medicare visits:



Two national contracts: start dates of May 1, 2023 and January 1, 2024
6%
10%
19%
22%
38%
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24

Driving steady increases in our non-Medicare revenue per visit

Non-Medicare revenue per visit:



$136
$140
$145
FY 22
FY 23
Q1 24

Home Health – Growth



Percentage of Total Admissions
80%
70%
60%
50%
40%
30%
20%
10%
0%
58%
60%
63%
62%
71%
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Traditional Medicare
Payor Innovation Contracts

- Improved clinical capacity
- Increased favorable payor contracts
  - negotiated 64 new contracts since spin

Episodic	Non-Episodic
45	19

- Pipeline of 30 new agreements, with 28 historic agreements that are being re-negotiated
- Utilizing technology to provide A Better Way to Care® and optimize clinical resources
  - Medalogix Pulse
  - Virtual care

Hospice

Building the hospice segment for growth


Admissions Department
Business Development
Case Management Staffing Model

- Building efficiencies in the referral to admission process
  - Reallocated certain hospice resources to form centralized admission departments

- Focus turns to building sales headcount (currently have year over year increase)
  - Increases our ability to add diverse referral sources
  - Using data from loss loyalty reports to strengthen referral source relationships

- New staffing model in place as of Q3 of 2023
  - Staffing constraints eliminated
  - Recruitment and retention improvements

De Novo Strategy Launched in 2022

Opened 15 De Novos since 2022


De Novos Opened Since 2022
1
3
4
8
5
10
2022
2023
2024 (as of April)
Hospice
Home Health

Cumulative de novo locations opened since 2022

De Novo Growth

- Complementary of organic growth while being an efficient use of free cash flow
- Continue to invest in attractive markets for overlap, scale and density
- Attractive financial profile with anticipated start-up costs of $250K to $350K, projected payback period within two years, and expectation of reaching run rate within three years

People Strategy

Focus on Our Employees

- Significant time and resources invested to ensure clinical and support staff receive the education, training, support and recognition necessary to provide the highest quality care in the most cost-effective manner
- Consistently recognized as a “best place to work” for the last 10 years by Modern Healthcare
- We view upholding our award-winning culture as a key contributor to our continued success
- Only standalone home health and hospice company on US News Best healthcare Companies to Work For Report

U.S.News & WORLD REPORT

FORTUNE

Modern Healthcare Best Places to Work™ 2022

Top 100	Best Place to Work for Women and for Diversity (2019)
5 Consecutive Years	Fortune’s ‘Top 100 Place to Work’
10 Consecutive Years	Modern Healthcare ‘Best Place to Work in Healthcare’
145+	‘Best Place to Work in Healthcare’ Awards Over Last 11 years
#42	U.S News Best Healthcare Companies to Work

Employee Net Promoter Score (NPS) in top 25% of healthcare

Long-Term Outlook

Our approach to home health and hospice services prioritizes patient care quality while maximizing cost efficiency

Aging Population



Number of people age 65 or older, by age group (millions)
We are here
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030
2032
2034
2036
2038
2040
65 to 74
75 to 84
85 to 94
95 or Older

Avg. age of our patients

Home Health = 76	Hospice = 81

~5% expected growth in target population over the next three years[2]

Cost Efficiency of Home Health Care

Post-Acute Service Sector	Annual Medicare Spending	Average Medicare Cost Per Day
Skilled Nursing Facilities (SNF)	$28.5 billion	$485
Hospice	$23.1 billion	$172
Home Health[1]	$16.9 billion	$49

10x lower cost than other care settings

The Patient's Perspective

Consumer Preference for Home-Based Care

- Aging in place offers numerous benefits such as life satisfaction, a healthy living environment and self-esteem
- COVID-19 increased the appeal of high-quality home-based care, which is generally expected to strengthen

77% of those age 50 and over want to stay in their residence as they age[3]

Source: MedPAC Report to Congress as of March 2021 & March 2023
1) *Calculated based on 60 days per home health episode*
2) *US 75-79yrs Euromonitor National Population Statistics*
3) *AARP 2021 survey*

Enhabit Home Health Long-Term Outlook

Home health admissions have accelerated over the last two quarters



Home Health Admissions Growth vs Prior Year
1.2%
0.0%
3.2%
1.7%
1.6%
0.2%
3.9%
3.2%
5.3%
5.0%
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Total admissions growth
Same-store admissions growth

Q2 2024 home health admissions have continued to grow versus prior year and expected to continue growing at mid- to high-single digits over the next three years with our ability to better serve referral sources through improved clinical capacity and payor innovation contracts

Enhabit Hospice Long-Term Outlook

Sequential monthly growth in census in 2024


2024 Hospice Monthly Census Trend
3,343
3,368
3,459
3,491
3,520
Jan-24
Feb-24
Mar-24
Apr-24
May-24

Expect hospice volumes to grow at mid- to high-single digits over the next three years after investing in the case management model and the build out of business development team

Free Cash Flow

Enhabit has a proven track record of generating free cash flow, providing ample cash to:

- fund operations
- service current debt
- lower debt levels
- fund de novo activities
- acquire home health and hospice locations



Free Cash Flow Conversion Rate
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
2022
2023
Q1 2024*

** - Q1 2024 free cash flow conversion rate positively influenced by the timing of payroll at the end of the quarter, which is expected to reverse in Q2 2024, providing a more historically in-line conversion rate.*



Net Debt Levels (in millions)
$570.0
$560.0
$550.0
$540.0
$530.0
$520.0
$510.0
$500.0
$490.0
$480.0
2022
2023
Q1 2024

Important Additional Information and Where to Find It

The Company has filed a definitive proxy statement on Schedule 14A and other documents with the SEC in connection with its solicitation of proxies from the Company's stockholders for the Company's 2024 annual meeting of stockholders. THE COMPANY'S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY'S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING YELLOW PROXY CARD, AND ALL OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a copy of the definitive proxy statement, an accompanying YELLOW proxy card, any amendments or supplements to the definitive proxy statement and other documents filed by the Company with the SEC at no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge by clicking the "SEC Filings" link in the "Investors" section of the Company's website, http://investors.ehab.com, or by contacting InvestorRelations@ehab.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.